EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Apollo Education Group, Inc. (the “Company”) on Form 10-K for the year ended August 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory W. Cappelli, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 20, 2016

/s/ Gregory W. Cappelli
Gregory W. Cappelli Chief Executive Officer and Director (Principal Executive Officer)
A signed original of this written statement required by Section 906 has been provided to Apollo Education Group, Inc. and will be retained by Apollo Education Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.